SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 24, 2005
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-50066                  48-1175170
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)


610 Alamo Pintado Road, Solvang, California                               93463
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(Address of principal executive offices)                             (Zip Code)

                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Table of Contents
Item 1.01.  Entry Into a Material Definitive Agreement
Item 7.01.  Regulation FD Disclosure
Item 9.01   Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 1.01   Entry Into a Material Definitive Agreement.

     On May 24, 2005, the shareholders of Harrington West financial Group, Inc. (the "Company") approved the 2005 Equity Based Compensation Plan (the "2005 Plan"). The purpose of the 2005 Plan is to enable the Company to attract, retain and reward key employees of the Company and of its affiliates and to strengthen the mutuality of interests between such key employees and the Company's shareholders by offering such key employees equity or equity-based incentives. The 2005 Plan is administered by the Compensation Committee of the Company's Board of Directors and provides for the grant of stock options, stock appreciation rights, restricted shares, restricted share units, performance based cash only awards, or any combination thereof.

     A more detailed summary of the material features of the 2005 Plan is set forth in the Company's proxy statement for the 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 13, 2005. The summary in the proxy statement and the description of the 2005 Plan contained herein are qualified in their entirety by reference to the full text of the 2005 Plan, which is included as part of the proxy statement and incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

     Harrington West Financial Group, Inc. (NASDAQ:HWFG), the holding company for Los Padres Bank, FSB and its division, Harrington Bank, today announced that it had successfully completed the purchase and assumption of $42.8 million in deposits from Western Financial Bank in the Thousand Oaks, California market for a premium of $1.9 million.

     A copy of the press release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

The following exhibits are included with this Report:

Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HARRINGTON WEST FINANCIAL GROUP, INC.


                               By: /s/ Craig J. Cerny
                                   -------------------------
                               Craig J. Cerny
                               Chairman of the Board and Chief Executive Officer


Date:    May 27, 2005.